UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2006


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2006-EMX7 Trust
           (Exact name of issuing entity as specified in its charter)

           Delaware                   333-131209-09              51-0362653
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                               55437
     (Address of principal executive office)                     (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

        On or about August 25, 2006, Residential Asset Securities Corporation, as depositor for the RASC Series 2006-EMX7 Trust (the "Trust") will issue Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX7, including the following publicly-offered classes: Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (the "Certificates").

        Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to the Certificates and its opinion with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number

5.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RESIDENTIAL ASSET SECURITIES CORPORATION



                             By: /s/ Joseph Orning
                               Name: Joseph Orning
                              Title: Vice President




Dated:  August 24, 2006





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EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1).